PROSPECTUS DATED APRIL 15, 2008

ADVANCED SERIES TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

Advanced Series Trust (the Trust) is an investment company that has 55 separate investment portfolios (each, a Trust Portfolio and collectively, the Trust Portfolios). This Prospectus discusses the following Portfolios (each, a Portfolio and together, the Portfolios):

AST Global Real Estate Portfolio
AST Parametric Emerging Markets Equity Portfolio

The Statement of Additional Information relating to the Portfolios, dated April 15, 2008, and the prospectuses and statements of additional information relating to the remaining 53 Trust Portfolios, dated either May 1, 2007, November 19, 2007, or January 28, 2008 and as amended and supplemented to date, are available without charge upon written request to Advanced Series Trust, One Corporate Drive, Shelton, Connecticut 06484 or by telephoning (800) 752-6342.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment vehicle for life insurance companies issuing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Trust received an order from the Securities and Exchange Commission permitting its Investment Managers, subject to approval by the Board of Trustees of the Trust, to change Sub-Advisors of each Portfolio without shareholder approval. For more information, please see this Prospectus under the caption "Management of the Trust."

TABLE OF CONTENTS

Page	Caption
3	RISK/RETURN SUMMARY:

10	PAST PERFORMANCE:

10	FEES AND EXPENSES:

12	INVESTMENT OBJECTIVES AND POLICIES:

20	MANAGEMENT OF THE TRUST:

22	CERTAIN RISK FACTORS AND INVESTMENT METHODS:

28	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS:

31	OTHER INFORMATION:

32	FINANCIAL HIGHLIGHTS:

I-1	APPENDIX I: DESCRIPTION OF CERTAIN DEBT SECURITIES RATINGS

RISK/RETURN SUMMARY

Advanced Series Trust (the Trust) currently has 55 separate investment portfolios (each, a Trust Portfolio and collectively, the Trust Portfolios), two of which are described in this Prospectus (each, a Portfolio and together, the Portfolios). These two investment portfolios are the AST Global Real Estate Portfolio (the Global Real Estate Portfolio) and the AST Parametric Emerging Markets Equity Portfolio (the Emerging Markets Equity Portfolio).

AST Investment Services, Inc. (AST) and Prudential Investments LLC (PI) serve as co-managers to the Trust (each, an Investment Manager and together, the Investment Managers). The Investment Managers have retained Prudential Real Estate Investors (PREI®), a division of Prudential Investment Management, Inc. (PIM), to sub-advise the Global Real Estate Portfolio. PREI will handle the day-to-day investment management for the Global Real Estate Portfolio. The Investment Managers have retained Parametric Portfolio Associates LLC (Parametric and, together with PIM, the Sub-Advisors) to subadvise the Emerging Markets Equity Portfolio. Parametric will handle the day-to-day investment management for the Emerging Markets Equity Portfolio.

Introduction

Each Portfolio has its own investment goal and style (and, as a result, its own level of risk). It is possible to lose money when investing in either Portfolio. Investments in a Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is not possible to provide an exact measure of the risk to which a Portfolio is subject, and a Portfolio's risk will vary based on the securities that it holds at a given time. Nonetheless, based on each Portfolio's investment style and the risks typically associated with that style, it is possible to assess in a general manner the risks to which a Portfolio will be subject. The following discussion highlights the investment strategies and principal risks of each Portfolio. Additional information about each Portfolio's potential investments is included in this Prospectus under the caption "Investment Objectives and Policies." Additional information about each Portfolio's risks is included in this Prospectus under the caption "Certain Risk Factors and Other Investment Methods."

Investment Objective and Principal Investment Policies of the Global Real Estate Portfolio

Investment Objective of the Global Real Estate Portfolio. The investment objective of the Global Real Estate Portfolio is to seek capital appreciation and income. The Global Real Estate Portfolio's investment objective is not a fundamental investment policy and, therefore, may be changed by the Board of Trustees of the Trust (the Board) without shareholder approval.

Principal Investment Policies of the Global Real Estate Portfolio. In pursuing its investment objective, the Global Real Estate Portfolio will normally invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity-related securities of real estate companies. This means that the Global Real Estate Portfolio will concentrate its investments in companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have at least 50% of their assets in these types of real estate-related areas.

The 80% policy is a non-fundamental policy of the Global Real Estate Portfolio. The Global Real Estate Portfolio will provide 60 days' prior written notice to shareholders of a change in this non-fundamental policy.

The Global Real Estate Portfolio will invest in equity-related securities of real estate companies on a global basis, which means that the companies may be U.S. companies or foreign companies. There is no limit on the amount of Global Real Estate Portfolio assets that may be invested in the securities of foreign companies.

Real Estate Investment Trusts. The Global Real Estate Portfolio anticipates that its investments in equity-related securities of real estate companies will be primarily in publicly-traded real estate investment trusts (REITs). REITs are like corporations, except that they do not pay income taxes if they meet certain Internal Revenue Service (IRS) requirements. However, while REITs themselves do not pay income taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate (offices, hotels, shopping centers, apartments, malls, factories, etc.) or real estate mortgages and distribute almost all of their income—most of which comes from rents, mortgages and gains on sales of property—to shareholders. The Global Real Estate Portfolio may invest without limit in the securities of REITs.

Private Real Estate-Related Investments. The Global Real Estate Portfolio may invest up to 15% of its net assets in ownership interests in commercial real estate through investments in private real-estate. The Global Real Estate Portfolio will execute its strategy of acquiring ownership interests in commercial real estate through investments in, for example, single member limited liability companies where the Global Real Estate Portfolio is the sole member, joint ventures, other equity-linked investments, and mezzanine debt. Investments may include niche property types, such as self storage, medical office, life sciences buildings and small hotels, or may include properties that require development, re-development or other management expertise to create or enhance value. Private real estate-related investments are treated as illiquid investments because they may require a substantial length of time to be sold. As illiquid investments, they may be sold at a substantial discount from comparable investments that are liquid.

Non-Real Estate Investments. Under normal circumstances, the Global Real Estate Portfolio may invest up to 20% of its investable assets in securities of issuers not in the real estate industry. These include equity-related securities (i.e., securities that may be converted into or exchanged for common stock or the cash value of common stock, known as convertible securities, discussed below), fixed income securities, U.S. Government securities and money market instruments.

For more information, see "Investments Objectives and Policies—Principal Investments of the Global Real Estate Portfolio" and "Certain Risk Factors and Investment Methods," below and the Statement of Additional Information. The Statement of Additional Information—which we refer to as the SAI—contains additional information about the Global Real Estate Portfolio. To obtain a copy, see the back cover page of this prospectus.

Investment Objective and Principal Investment Policies of the Emerging Markets Equity Portfolio

Investment Objective of the Emerging Markets Equity Portfolio. The investment objective of the Emerging Markets Equity Portfolio will be to seek long-term capital appreciation. This investment objective is not a fundamental investment policy for the Emerging Markets Equity Portfolio and, therefore, may be changed by the Board without shareholder approval.

Principal Investment Policies of the Emerging Markets Equity Portfolio. Under normal market conditions, the Emerging Markets Equity Portfolio will invest at least 80% of its net assets in equity securities of issuers: (i) located in emerging market countries or (ii) included (or considered for inclusion) as emerging market issuers in one or more broad-based market indices.

This 80% policy is not a fundamental policy. The Portfolio will provide 60 days' prior written notice to shareholders of a change in this policy.

A company will be considered to be located in an emerging market country if it is domiciled in, or derives more than 50% of its revenues or profits from, emerging market countries. Emerging market countries are countries that are: (i) generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) or the International Finance Corporation; (ii) classified by the United Nations or otherwise regarded by its own authorities as developing; or (iii) identified by Parametric's portfolio managers as emerging market countries on the basis of market capitalization and liquidity. Emerging market countries include countries in Asia, Latin

America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. The Emerging Markets Equity Portfolio may invest without limit in foreign securities.

The Emerging Markets Equity Portfolio seeks to employ a top-down, disciplined and structured investment process that emphasizes broad exposure and diversification among emerging market countries, economic sectors, and issuers. This investment strategy uses targeted allocation and periodic rebalancing to take advantage of certain quantitative and behavioral characteristics of emerging markets identified by Parametric's portfolio managers. Parametric's portfolio managers select and allocate across countries based on factors such as size, liquidity, level of economic development, local economic diversification, and perceived risk and potential for growth. The Emerging Markets Equity Portfolio expects to maintain a bias to broad inclusion; that is Parametric's portfolio managers intend to allocate portfolio holdings among a variety of emerging market countries. Relative to capitalization-weighted country indexes, individual country allocation targets generally emphasize the less represented emerging market countries. The Emerging Markets Equity Portfolio's country allocations are rebalanced periodically to their target weights which has the effect of reducing exposure to countries with strong relative performance and increasing exposure to countries that have underperformed. Within each country, the Emerging Markets Equity Portfolio seeks to maintain exposure across key economic sectors such as industrial/technology, consumer, utilities, basic industry/resource and financial. Relative to capitalization-weighted country indexes, Parametric's portfolio managers generally target weights to these sectors to emphasize the less represented sectors. Parametric's portfolio managers select individual securities as representative of their respective economic sectors and generally weight them by their relative capitalization within that sector.

No more than 25% of the Emerging Markets Equity Portfolio's total assets may be denominated in a single foreign currency. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. At times, Parametric's portfolio managers may (but are not obligated to) use hedging techniques (including, without limitation, forward contracts and options) to attempt to mitigate adverse effects of foreign currency fluctuations.

The Emerging Markets Equity Portfolio may invest in securities of small and new companies. The Emerging Markets Equity Portfolio also may invest in privately issued securities, including, without limitation, privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of securities, or sometimes a single stock (referred to as "equity-linked securities"). The Emerging Markets Equity Portfolio may invest up to 15% of its net assets in privately issued securities.

The Emerging Markets Equity Portfolio also may invest in convertible instruments that generally will not be rated, but will typically be equivalent in credit quality to securities rated below investment grade (i.e., credit quality equivalent to lower than Baa by Moody's Investors Service Inc. (Moody's) and lower than BBB by Standard & Poor's Ratings Services (S&P)). Convertible debt securities that are not investment grade are commonly called "junk bonds." The Emerging Markets Equity Portfolio may invest up to 20% of its assets in these instruments.

As an alternative to holding foreign-traded securities, the Emerging Markets Equity Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including, without limitation, all types of depositary receipts that evidence ownership in underlying foreign securities). The Emerging Markets Equity Portfolio's investment in a depositary receipt will satisfy the above-referenced 80% investment policy if the issuer of the depositary receipt is: (i) domiciled in, or derives more than 50% of its revenues or profits from, emerging market countries or (ii) included (or considered for inclusion) as an emerging market issuer in one or more broad-based market indices.

The Emerging Markets Equity Portfolio may at times engage in derivatives transactions (including, without limitation, futures contracts and options, covered short sales, and swap agreements) primarily as a substitute for purchasing or selling securities. The Emerging Markets Equity Portfolio also may engage in derivatives transactions to protect against price declines or to enhance investment returns. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes, or currencies.

Principal Risks of the Portfolios

Investments in the Portfolios are not guaranteed; investors may lose money by investing in a Portfolio. At any time, an investment in a mutual fund may be worth more or less than the price an investor originally paid for it. Investors may lose money by investing in a Portfolio because: (i) the value of the investments it owns changes, sometimes rapidly and unpredictably; (ii) the Portfolio is not successful in reaching its goal because of its strategy or because it did not implement its investment strategy properly; or (iii) unforeseen occurrences in the securities markets negatively affect the Portfolio.

Set forth below is a description of the principal risks associated with an investment in each Portfolio.

Market Risk. Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably.

Selection Risk. Selection risk is the risk that the equity and fixed-income securities selected by a Sub-Advisor will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies.

Common and Preferred Stocks Risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Foreign Investment Risk. Each Portfolio may invest without limit in foreign securities. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution. This could happen when a Portfolio engages in hedging activities with respect to a foreign currency when that currency grows stronger relative to the dollar.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk. Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Emerging market risk. All of the above-referenced foreign investment risks may be more severe for investments in emerging market countries. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Liquidity Risk. The Global Real Estate Portfolio will execute its strategy of acquiring ownership interests in domestic or foreign commercial real estate through private investments in, for example, single member limited liability companies where the Global Real Estate Portfolio is the sole member, joint ventures, other equity-linked investments and mezzanine debt. All of these private real estate investments are expected to be illiquid. The Emerging Markets Equity Portfolio will emphasize investments in emerging market issuers. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price.

Derivatives Risk. Each Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Each Portfolio may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Hedging Risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as currency risk will depend on a number of factors, including prevailing market conditions, the composition of the Portfolio, and the availability of suitable hedging transactions. Accordingly, no assurance can be given that either Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

Credit Risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that debt securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Non-investment grade debt—also known as "high-yield bonds" and "junk bonds"—have a higher risk of default and tend to be less liquid than higher-rated securities.

Interest Rate Risk. Each Portfolio will be subject to interest rate risk to the extent it invests in fixed-income securities. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Portfolio Turnover Risk. Each Sub-Advisor generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each Sub-Advisor may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the Sub-Advisor's investment strategies, and the Portfolios' availability as an underlying fund for investment by the Dynamic Asset Allocation Portfolios of the Trust and the SP Asset Allocation Portfolios of The Prudential Series Fund. A high turnover rate may result in higher brokerage commissions or dealer mark-ups and lower investment returns.

Set forth below is a description of certain additional principal risks associated with an investment in the Global Real Estate Portfolio.

Real Estate Risk. The Global Real Estate Portfolio may invest in REITs and real estate-linked derivative instruments. Such an emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 (the Code). In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Market Sector/Industry Concentration Risk. Funds that emphasize investments in a particular market sector or industry like real estate are subject to an additional risk factor because they are generally less diversified than most equity funds. Since the Global Real Estate Portfolio will concentrate its assets in the real estate industry, an investment in the Global Real Estate Portfolio will be closely linked to the performance of the real estate markets. As a result, the Global Real Estate Portfolio could experience sharp price declines when conditions are unfavorable in the real estate market sector. Property values may fall due to increasing vacancies or declining rents resulting from economic, demographic or legal developments.

Private Real Estate-Related Securities—Investments in Partnerships and Other Entities. The Global Real Estate Portfolio will execute its strategy of acquiring ownership interests in commercial real estate through investments in, for example, single member limited liability companies where the Global Real Estate Portfolio is the sole member, joint ventures, other equity-linked investments and mezzanine debt. Investments in joint ventures or other partnerships may involve risks not present in direct property investments, including, for example, the possibility that a co-venturer or partner of the Global Real Estate Portfolio might become bankrupt. It may not be practicable or possible to completely review the qualifications, condition or suitability of prospective co-venturers or partners.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independent appraised value of the properties. An appraisal is an estimate of market value. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Non-Diversified Fund Risk. The Global Real Estate Portfolio is a non-diversified investment portfolio within the Trust. A non-diversified fund may invest more of its assets in a smaller number of issuers than a diversified fund. Concentrating investments may result in greater potential losses than investing in a broader variety of issuers. The Global Real Estate Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Set forth below is a description of certain additional principal risks associated with an investment in the Emerging Markets Equity Portfolio.

"Junk Bond" Risk. The Emerging Markets Equity Portfolio may invest up to 20% of its assets in convertible debt securities that are not investment grade. These debt securities are often referred to as "junk bonds." Debt securities rated below investment grade are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of such obligations. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Value Style Risk. Certain stocks purchased by the Emerging Markets Equity Portfolio may be undervalued due to adverse economic conditions or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes.

Small Company Risk. As set forth above, the Emerging Markets Equity Portfolio may invest in securities of small and new companies. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

PAST PERFORMANCE:

Since neither Portfolio had commenced operations as of the date of this Prospectus, no investment performance information is presented.

FEES AND EXPENSES:

The table below describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	N/A*
Maximum Deferred Sales Charge (Load)	N/A*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A*
Redemption Fees	N/A*
Exchange Fee	N/A*

*  Because Portfolio shares may be purchased through variable insurance products, the prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets):

Type of Estimated Fees and Expenses	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio
Shareholder Fees (fees paid directly from contract owner's investment)	None	None
+ Investment Management Fee Rate	1.00%	1.10%
+ Distribution (12b-1) Fees	None	None
+ Other Expenses*	0.30%**	0.46	%***
= Total Portfolio Operating Expenses	1.30%	1.56%

*  As used in connection with each Portfolio, "other expenses" includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-interested Trustees, and certain other miscellaneous items. Each Portfolio also will pay participating insurance companies an administrative services fee of between 0.07% and 0.10% of its average daily net assets on an annualized basis. Such administrative fee will compensate participating insurance companies for providing certain services to beneficial shareholders in lieu of the Trust, including the printing and mailing of fund prospectuses and shareholder reports.

**  Estimate based on an assumed average daily net asset level of $200 million for the fiscal year ended December 31, 2008.

***  Estimate based on an assumed average daily net asset level of $250 million for the fiscal year ended December 31, 2008.

Expense Examples:

These examples are intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in a Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. These Examples do not reflect any charges or expenses for variable insurance products. The expenses shown below would be higher if these charges or expenses were included. Based on these assumptions your costs would be:

Portfolio:	1 year	3 years
AST Global Real Estate Portfolio	$132	$412
AST Parametric Emerging Markets Equity Portfolio	$159	$493

INVESTMENT OBJECTIVE AND POLICIES:

The investment objective and policies for each Portfolio are described below. While certain policies apply to each Portfolio, generally each Portfolio has a different investment focus. As a result, the risks, opportunities, and returns associated with investing in a Portfolio will differ. If approved by the Trustees, the Trust may add more Trust Portfolios and may cease to offer any existing Trust Portfolio in the future.

Each Portfolio has its own investment goal and style (and, as a result, its own level of risk). It is possible to lose money when investing in any of the Portfolios. Investments in a Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is not possible to provide an exact measure of the risk to which a Portfolio is subject, and a Portfolio's risk will vary based on the securities that it holds at a given time. Nonetheless, based on each Portfolio's investment style and the risks typically associated with that style, it is possible to assess in a general manner the risks to which a Portfolio will be subject. The following discussion highlights the investment strategies and risks of each Portfolio. Additional information about each Portfolio's risks is included in this Prospectus under the caption "Certain Risk Factors and Other Investment Methods."

Investment Objective and Principal Investment Policies of the Global Real Estate Portfolio

Investment Objective of the Global Real Estate Portfolio. The investment objective of the Global Real Estate Portfolio is to seek capital appreciation and income. The Global Real Estate Portfolio's investment objective is not a fundamental investment policy and, therefore, may be changed by the Board without shareholder approval.

Principal Investment Policies of the Global Real Estate Portfolio. In pursuing its investment objective, the Global Real Estate Portfolio will normally invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity-related securities of real estate companies. This means that the Global Real Estate Portfolio will concentrate its investments in companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have at least 50% of their assets in these types of real estate-related areas.

The 80% policy is a non-fundamental policy of the Global Real Estate Portfolio. The Global Real Estate Portfolio will provide 60 days' prior written notice to shareholders of a change in this non-fundamental policy.

The Global Real Estate Portfolio will invest in equity-related securities of real estate companies on a global basis, which means that the companies may be U.S. companies or foreign companies. There is no limit on the amount of Global Real Estate Portfolio assets that may be invested in the securities of foreign real estate companies.

Real Estate Investment Trusts. The Global Real Estate Portfolio anticipates that its investments in equity-related securities of real estate companies will be primarily in real estate investment trusts (REITs). REITs are like corporations, except that they do not pay income taxes if they meet certain IRS requirements. However, while REITs themselves do not pay income taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate (offices, hotels, shopping centers, apartments, malls, factories, etc.) or real estate mortgages and distribute almost all of their income— most of which comes from rents, mortgages and gains on sales of property—to shareholders. The Global Real Estate Portfolio may invest without limit in the securities of REITs. For more information, see "Certain Risk Factors and Investment Methods" below and the Statement of Additional Information. The Statement of Additional Information—which we refer to as the SAI—contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

Private Real Estate-Related Investments. The Global Real Estate Portfolio may invest up to 15% of its net assets in ownership interests in commercial real estate through investments in private real-estate. The Global Real Estate Portfolio will execute its strategy of acquiring ownership interests in commercial real estate through investments in, for example, single member limited liability companies where the Global Real Estate Portfolio is the sole member, joint ventures, other equity-linked investments and mezzanine debt. The entity in which the Portfolio invests, such as a limited liability company or joint venture, may borrow to finance the purchase of real estate properties. For a limited liability company where the Portfolio is the sole member, the borrowing will generally be treated as borrowing by the Portfolio, which means that the borrowing will be from a bank and the borrowing will be counted toward the overall limit on borrowing by the Portfolio. For certain joint ventures, such as where the joint venture partner other than the Portfolio has significant responsibility and authority, the borrowing may be treated as borrowing by the joint venture alone and not by the Portfolio (provided that the lender does not have recourse to the Portfolio). Private real estate-related investments are treated as illiquid investments because they may require a substantial length of time to be sold. As illiquid investments, they may be sold at a substantial discount from comparable investments that are liquid. For more information, see "Certain Risk Factors and Investment Methods," below and the SAI.

Investment Style. The Global Real Estate Portfolio's assets will be managed by Prudential Real Estate Investors (PREI®), which is a business unit of Prudential Investment Management, Inc. (PIM). PREI's approach to real estate investing is value-oriented based upon real estate fundamentals and assessments of management teams. PREI emphasizes both quantitative and qualitative investment analysis, and focuses on valuation relative to a company's underlying real estate assets as well as a company's on-going concern valuation. Through detailed company research that includes regular management visits, property tours and financial analysis, PREI analyzes the quality of real estate asset cash flows and sustainability and growth of company dividends. PREI also evaluates the company's strategy, management's track record, incentives and ability to create long term shareholder value. PREI believes it adds value by its understanding and analysis of private real estate markets. PREI estimates that nearly 95% of institutional quality commercial real estate is not publicly-traded. PREI intends to invest the Portfolio's assets globally in real estate investments.

Derivative Strategies. PREI may use various derivative strategies to try to improve the Global Real Estate Portfolio's returns. PREI may also use hedging techniques to try to protect the Global Real Estate Portfolio's assets. The Global Real Estate Portfolio cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Global Real Estate Portfolio will not lose money.

A derivative is a financial instrument, the value of which depends upon, or is derived from, the value of an underlying asset, interest rate, or index. The use of derivatives—such as futures, foreign currency forward contracts, options on futures and various types of swaps—involves costs and can be volatile. With derivatives, PREI tries to predict if the underlying investment—a security, market index, currency, interest rate, or some other benchmark, will go up or down at some future date. PREI may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objectives. PREI will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives PREI may use may not match or offset the Portfolio's underlying positions and this could result in losses to the Global Real Estate Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

Futures Contracts and Related Options. The Global Real Estate Portfolio may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Global Real Estate Portfolio makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.

Foreign Currency Forward Contracts. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When the Global Real Estate Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when that Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Global Real Estate Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Global Real Estate Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, the Global Real Estate Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Swap Transactions. The Global Real Estate Portfolio may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps.

Swap Options. The Global Real Estate Portfolio may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. For more information about these strategies, see "INVESTMENT OBJECTIVES, POLICIES AND RISKS—Other Investments—Swap Agreements" in the SAI.

Options on Financial Indexes. The Global Real Estate Portfolio may purchase and sell put and call options on financial indexes traded on U.S. or foreign securities exchanges, on the NASDAQ Stock Market or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. Global Real Estate The Portfolio will sell only covered options. For more information about the Portfolio's use of options, see "INVESTMENT OBJECTIVES, POLICIES AND RISKS—Other Investments—Options on Securities and Securities Indexes" in the SAI.

Options. The Global Real Estate Portfolio may purchase and sell put and call options on stocks, debt securities, swaps, and currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities, swaps or such currencies in exchange for a premium. The options may be on stocks, debt securities, aggregates of debt securities, financial indexes, U.S. government securities, foreign government securities, swaps and foreign currencies. The Global Real Estate Portfolio will sell only covered options. Covered options are described under the heading "INVESTMENT OBJECTIVES, POLICIES AND RISKS—Other Investments—Options on Securities and Securities Indexes" in the SAI.

Asset Segregation for Derivative Strategies. As an open-end investment company registered with the Securities and Exchange Commission (the Commission), the Global Real Estate Portfolio is subject to the federal securities laws, including the Investment Company Act of 1940 (the 1940 Act), related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Global Real Estate Portfolio must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Global Real Estate Portfolio must cover its open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolio is permitted to set aside liquid assets in an amount equal to the Global Real Estate Portfolio's daily marked-to-market (net) obligations, if any (i.e., the Global Real Estate Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Global Real Estate Portfolio will have the ability to employ leverage to a greater extent than if the Global Real Estate Portfolio were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. The Trust reserves the right to modify the Global Real Estate Portfolio's asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Non-Real Estate Investments. Under normal circumstances, the Global Real Estate Portfolio may invest up to 20% of its investable assets in securities of issuers not in the real estate industry. These include equity-related securities (i.e., securities that may be converted into or exchanged for common stock or the cash value of common stock, known as convertible securities), fixed income securities, U.S. Government securities and money market instruments.

Investment Objective and Principal Investment Policies of the Emerging Markets Equity Portfolio

Investment Objective of the Emerging Markets Equity Portfolio. The investment objective of the Emerging Markets Equity Portfolio will be to seek long-term capital appreciation. This investment objective is not a fundamental investment policy and, therefore, may be changed by the Board without shareholder approval.

Principal Investment Policies of the Emerging Markets Equity Portfolio. Under normal market conditions, the Emerging Markets Equity Portfolio will invest at least 80% of its net assets in equity securities of issuers: (i) located in emerging market countries or (ii) included (or considered for inclusion) as emerging market issuers in one or more broad-based market indices.

This 80% policy is not a fundamental policy. The Portfolio will provide 60 days' prior written notice to shareholders of a change in this policy.

A company will be considered to be located in an emerging market country if it is domiciled in, or derives more than 50% of its revenues or profits from, emerging market countries. Emerging market countries are countries that are: (i) generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) or the International Finance Corporation; (ii) classified by the United Nations or otherwise regarded by its own authorities as developing; or (iii) identified by Parametric's portfolio managers as emerging market countries on the basis of market capitalization and liquidity. Emerging market countries include countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. The Emerging Markets Equity Portfolio may invest without limit in foreign securities.

The Emerging Markets Equity Portfolio seeks to employ a top-down, disciplined and structured investment process that emphasizes broad exposure and diversification among emerging market countries, economic sectors, and issuers. This investment strategy uses targeted allocation and periodic rebalancing to take advantage of certain quantitative and behavioral characteristics of emerging markets identified by Parametric's portfolio managers. Parametric's portfolio managers select and allocate across countries based on factors such as size, liquidity, level of economic development, local economic diversification, and perceived risk and potential for growth. The Emerging Markets Equity Portfolio expects to maintain a bias to broad inclusion; that is Parametic's portfolio managers intend to allocate portfolio holdings among a variety of emerging market countries. Relative to capitalization-weighted country indexes, individual country allocation targets generally emphasize the less represented emerging market countries. The Emerging Markets Equity Portfolio's country allocations are rebalanced periodically to their target weights which has the effect of reducing exposure to countries with strong relative performance and increasing exposure to countries that have underperformed. Within each country, the Emerging Markets Equity Portfolio seeks to maintain exposure across key economic sectors such as industrial/technology, consumer, utilities, basic industry/resource and financial. Relative to capitalization-weighted country indexes, Parametric's portfolio managers generally target weights to these sectors to emphasize the less represented sectors. Parametric's portfolio managers select individual securities as representative of their respective economic sectors and generally weight them by their relative capitalization within that sector.

No more than 25% of the Emerging Markets Equity Portfolio's total assets may be denominated in a single foreign currency. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. At times, Parametric's portfolio managers may (but are not obligated to) use hedging techniques (including, without limitation, forward contracts and options) to attempt to mitigate adverse effects of foreign currency fluctuations.

The Emerging Markets Equity Portfolio may invest in securities of small and new companies. The Emerging Markets Equity Portfolio also may invest in privately issued securities, including, without limitation, privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of securities, or sometimes a single stock (referred to as "equity-linked securities"). The Emerging Markets Equity Portfolio may invest up to 15% of its net assets in privately issued securities.

The Emerging Markets Equity Portfolio also may invest in convertible instruments that generally will not be rated, but will typically be equivalent in credit quality to securities rated below investment grade (i.e., credit quality equivalent to lower than Baa by Moody's and lower than BBB by S&P. Convertible debt securities that are not investment grade are commonly called "junk bonds." The Emerging Markets Equity Portfolio may invest up to 20% of its assets in these instruments.

As an alternative to holding foreign-traded securities, the Emerging Markets Equity Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including, without limitation, all types of depositary receipts that evidence ownership in underlying foreign securities). The Emerging Markets Equity Portfolio's investment in a depositary receipt will satisfy the above-referenced 80% investment policy if the issuer of the depositary receipt is: (i) domiciled in, or derives more than 50% of its revenues or profits from, emerging market countries or (ii) included (or considered for inclusion) as an emerging market issuer in one or more broad-based market indices.

Derivative Strategies. The Emerging Markets Equity Portfolio may at times engage in derivatives transactions (including, without limitation, futures contracts and options, covered short sales, and swap agreements) primarily as a substitute for purchasing or selling securities. The Emerging Markets Equity Portfolio also may engage in derivatives transactions to protect against price declines or to enhance investment returns.

A derivative is a financial instrument, the value of which depends upon, or is derived from, the value of an underlying asset, interest rate, or index. The use of derivatives—such as futures, foreign currency forward contracts, options on futures and various types of swaps—involves costs and can be volatile. With derivatives, Parametric tries to predict if the underlying investment—a security, market index, currency, interest rate, or some other benchmark, will go up or down at some future date. Parametric may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objectives. Parametric will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives Parametric may use may not match or offset the Portfolio's underlying positions and this could result in losses to the Emerging Markets Equity Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

Futures Contracts and Related Options. The Emerging Markets Equity Portfolio may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Emerging Markets Equity Portfolio makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.

Foreign Currency Forward Contracts. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When the Emerging Markets Equity Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when that Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Emerging Markets Equity Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Emerging Markets Equity Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, the Emerging Markets Equity Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Swap Transactions. The Emerging Markets Equity Portfolio may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps.

Swap Options. The Emerging Markets Equity Portfolio may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. For more information about these strategies, see "INVESTMENT OBJECTIVES, POLICIES AND RISKS—Other Investments—Swap Agreements" in the SAI.

Options on Financial Indexes. The Emerging Markets Equity Portfolio may purchase and sell put and call options on financial indexes traded on U.S. or foreign securities exchanges, on the NASDAQ Stock Market or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Emerging Markets Equity Portfolio will sell only covered options. For more information about the Portfolio's use of options, see "INVESTMENT OBJECTIVES, POLICIES AND RISKS—Other Investments—Options on Securities and Securities Indexes" in the SAI.

Options. The Emerging Markets Equity Portfolio may purchase and sell put and call options on stocks, debt securities, swaps, and currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities, swaps or such currencies in exchange for a premium. The options may be on stocks, debt securities, aggregates of debt securities, financial indexes, U.S. government securities, foreign government securities, swaps and foreign currencies. The Emerging Markets Equity Portfolio will sell only covered options. Covered options are described under the heading "INVESTMENT OBJECTIVES, POLICIES AND RISKS—Other Investments—Options on Securities and Securities Indexes" in the SAI.

Asset Segregation for Derivative Strategies. As an open-end investment company registered with the Commission, the Emerging Markets Equity Portfolio is subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Emerging Markets Equity Portfolio must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Emerging Markets Equity Portfolio must cover its open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolio is permitted to set aside liquid assets in an amount equal to the Emerging Markets Equity Portfolio's daily marked-to-market (net) obligations, if any (i.e., the Emerging Markets Equity Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Global Real Estate Portfolio will have the ability to employ leverage to a greater extent than if the Emerging Markets Equity Portfolio were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. The Trust reserves the right to modify the Emerging Markets Equity Portfolio's asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Other Investments of the Portfolios

In addition to the principal strategies, the Sub-Advisors also may use the following investment strategies to try to increase each Portfolio's returns or protect its assets if market conditions warrant.

Exchange-Traded Funds. Each Portfolio may invest in securities of exchange traded funds (ETFs), such as Standard & Poor's Depositary Receipts (SPDRs), subject to certain limits on investment in securities of non-affiliated investment companies. Securities of ETFs represent shares of ownership in either mutual funds or unit investment trusts (UITs) that hold a portfolio of common stocks that are designed to generally correspond to the price and yield performance of their underlying portfolio of securities. Such holdings may be subject to any management fees of the mutual fund or UIT. The underlying portfolio may have a broad market, sector or international exposure. ETFs give investors the opportunity to buy or sell an entire portfolio of stocks in a single security transaction in a manner similar to buying or selling a share of stock.

Initial Public Offerings. Each Portfolio may participate in the initial public offering (IPO) market. The prices of securities purchased in IPOs can be very volatile. The effects of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs a Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on that Portfolio's performance.

Convertible Securities and Preferred Stock. Each Portfolio may invest in convertible securities, which include preferred stocks and debt securities of a corporation that may be converted into underlying shares of common stock either because they have warrants attached or otherwise permit the holder to buy common stock of the corporation at a set price. Convertible securities provide an income stream (usually lower than non-convertible bonds) and give investors opportunities to participate in the capital appreciation of the underlying common stock. Convertible securities typically offer greater potential for appreciation than nonconvertible debt securities.

Repurchase Agreements. Each Portfolio may use repurchase agreements, where a party agrees to sell a security to the Portfolio and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Portfolio, and is, in effect, a loan by that Portfolio.

Reverse Repurchase Agreements. Each Portfolio may use reverse repurchase agreements, where the Portfolio sells a security with an obligation to repurchase it at an agreed-upon price and time. Reverse repurchase agreements that involve borrowing to take advantage of investment opportunities, a practice known as leverage, could magnify losses. If the Portfolio borrows money to purchase securities and those securities decline in value, then the value of the Portfolio's shares will decline faster than if the Portfolio were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains.

Dollar Rolls. Each Portfolio may enter into dollar rolls in which the relevant Portfolio sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Portfolio is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

When-Issued and Delayed-Delivery Securities. Each Portfolio may purchase securities, including money market obligations or other obligations on a when-issued or delayed-delivery basis. When the Portfolio makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Portfolio will not earn interest income until the date the obligations are delivered.

Money Market Instruments. Each Portfolio may invest in money market instruments, including commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government or its agencies. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. Each Portfolio also may invest in shares of affiliated money market funds or short-term bond funds.

Temporary Defensive Investments. In response to adverse market, economic, or political conditions, each Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of affiliated money market or short-term bond funds. Investing heavily in these securities will limit a Portfolio's ability to achieve its investment objective, but can help to preserve the Portfolio's assets. The use of temporary defensive investments may be inconsistent with the Portfolios' investment objectives.

Additional Strategies. Each Portfolio follows certain policies when it borrows money (i.e., each Portfolio can borrow up to 33 1/3% of the value of its total assets); lends its securities to others (i.e., each Portfolio can lend up to 33 1/3% of the value of its total assets); and holds illiquid securities (i.e., each Portfolio may invest up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 15% of the Portfolio's net assets as a result of a decline in the market value of the Portfolio. Each Portfolio is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, please see the SAI.

MANAGEMENT OF THE TRUST:

Investment Managers

AST Investment Services, Inc. (AST), One Corporate Drive, Shelton, Connecticut, has served as Investment Manager to the Trust since 1992, and serves as co-investment manager to over 50 investment company portfolios (including the Portfolios of the Trust). AST serves as co-manager of the Trust along with Prudential Investments LLC (PI). PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and also serves as investment manager to the investment companies that comprise the Prudential mutual funds. As co-manager, PI also provides supervision and oversight of AST's investment management responsibilities with respect to the Trust.

The Trust's Investment Management Agreements, on behalf of each Trust Portfolio, with AST and PI (the Management Agreements), provide that AST and PI (the Investment Managers) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated investment policies of the relevant Portfolio and applicable law. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Trustees.

The Investment Managers have engaged the Sub-Advisors to conduct the investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the sub-advisers for all Trust Portfolios and reporting on such activities to the Trustees. The Trust has obtained an exemption from the Commission that permits the Investment Managers, subject to approval by the Board, to change sub-advisers for a Trust Portfolio by: (i) entering into new subadvisory agreements with non-affiliated sub-advisers, without obtaining shareholder approval of such changes and (ii) entering into new subadvisory agreements with affiliated sub-advisers with shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the sub-advisers by the Investment Managers and the Trustees.

A discussion regarding the basis for the Board's approval of the Trust's investment advisory agreements is available in the Trust's semi-annual report (for agreements approved during the six month period ended June 30) and in the Trust's annual report (for agreements approved during the six month period ended December 31).

Sub-Advisors and Portfolio Managers

The SAI provides additional information about each portfolio manager's compensation, other accounts that each portfolio manager manages, and each portfolio manager's ownership of Trust securities.

Prudential Real Estate Investors (PREI®), a business unit of Prudential Investment Management, Inc., has been retained the Investment Managers to sub-advise the Global Real Estate Portfolio. PIM is an indirect wholly-owned subsidiary of Prudential Financial, Inc. PREI, comprised of fund management centers in the United States in Parsippany, N.J.; Atlanta, Ga.; and globally in Munich, London, Singapore and Mexico City, is supported by a network of local offices throughout the world. Its specialized operating units offer a broad range of real estate investment opportunities and investment management services in the United States, Europe, Asia and Latin America. PREI managed $40.7 billion in gross assets ($29.4 billion in net assets) for more than 300 clients as of September 30, 2007.

The Global Real Estate Portfolio will be managed by a team of portfolio managers from PREI. The members of the team are Marc Halle, Richard J. Romano, Joanna Mulford, Gek Lang Lee and Antti-Jussi Ahveninen.

Mr. Halle is Senior Portfolio Manager for the Global Real Estate Portfolio. Each Portfolio Manager has primary responsibility for choosing securities in their respective region or sector as follows: Mr. Romano—United States, Ms. Mulford—private real estate-related securities, Ms. Lee—Asia, and Mr. Ahveninen—Europe.

Marc Halle is a Managing Director for PREI, where he is responsible for U.S. Merchant Banking activities and oversees PREI's public real estate securities investments in the U.S., Europe and Asia. Mr. Halle is also a portfolio manager for the PRECO series of real estate private equity funds and is the senior portfolio manager for global real estate securities funds. Mr. Halle joined Prudential in 1999 from Alpine Management Research, LLC where he was the Chief Operating Officer and Portfolio Manager of the Alpine Realty Income Growth Fund. Prior to forming Alpine, Mr. Halle was the senior real estate analyst and associate portfolio manager with Evergreen Asset Management, Inc., where he was jointly responsible for research, investment analysis and portfolio recommendations for real estate securities. Previously, Mr. Halle was Senior Vice President of W & M Properties, Inc, a national real estate investment firm that held interests in office, multifamily and retail properties, where he was responsible for acquisitions and finance as well as for supervising property operations and development.

Richard J. Romano is a Principal for PREI, responsible for management of PREI's U.S. public securities investments. Mr. Romano joined Prudential in 1998 from Rockefeller & Co., an investment management firm for the Rockefeller family and other high net worth clients, where he was an equity analyst covering real estate and leisure stocks globally in addition to covering domestic equity securities. Prior to joining Rockefeller & Co., Mr. Romano was a senior investment analyst at the Prudential Realty Group.

Joanna Mulford is a Vice President of PREI, with portfolio management responsibility for PRISA (a private REIT), a co-investment real estate program with an off-shore investor, and various commercial real estate properties. She joined PREI in 1997 from Prudential's Private Equity Group, where she was responsible for enterprise-wide reporting on domestic and global investments in private equity transactions. Previously (1990—1997) she was with the Comptrollers unit of Prudential Asset Management Company.

Gek Lang Lee, CFA, is a Principal and Portfolio Manager for PREI. Ms. Lee joined Prudential in June 2007 from Moon Capital LLC, where she was the global real estate sector head (from July 2005—June 2007) responsible for managing a portfolio of real estate stocks spanning Asia and Latin America. From 1998—July 2005, Ms. Lee was at UBS AG, where she headed the Singapore equities research team and was also the Singapore strategist and property analyst. From 1992—1998, Ms. Lee was head of Singapore equities at Indosuez W.I. Carr, as well as in charge of regional real estate research at the firm.

Antti-Jussi Ahveninen, a Portfolio Manager for PREI, is responsible for security analysis and trading in the European real estate markets. Mr. Ahveninen, who is based in London, United Kingdom, joined PREI in January 2007. Prior to joining PREI, Mr. Ahveninen was responsible (from 2004—January 2007) for research and financial modeling of European real estate securities at IPD in London. From early 2002 through 2003, Mr. Ahveninen was an equities trader with Conventum Securities Limited covering the Scandinavian equity markets.

Parametric Portfolio Associates LLC, a registered investment adviser and majority-owned subsidiary of Eaton Vance Management, is the Subadviser for the Emerging Markets Equity Portfolio. Parametric and its affiliate Parametric Risk Advisors managed a combined $26.6 billion in assets under management, with approximately 12,800 accounts as of December 31, 2007.

The Emerging Markets Equity Portfolio will be managed by a team of portfolio managers from Parametric. The members of the team are Thomas Seto and David Stein. Mr. Seto and Mr. Stein have managed the Eaton Vance Structured Emerging Markets Fund since March 1, 2007. Mr. Seto has been Vice President and Director of Portfolio Management at Parametric for more than five years. Mr. Stein has been

Managing Director and Chief Investment Officer at Parametric for more than five years. They both have co-managed other Eaton Vance funds since 2005.

Fees and Expenses:

Investment Management Fees. The contractual investment management fee for each Portfolio, as a percentage of its average daily net assets, is set forth below.

Contractual Investment Management Fee
AST Global Real Estate Portfolio	1.00%
AST Parametric Emerging Markets Equity Portfolio	1.10%

The investment management fee for each Portfolio is accrued daily for the purposes of determining the sale and redemption price of Portfolio shares. More information about investment management fees for the Portfolio is set forth under the caption "Investment Advisory and Other Services" in the SAI.

The Investment Managers pay each Sub-Advisor a portion of such investment management fee for the performance of the subadvisory services at no additional cost to the relevant Portfolio. More information about the subadvisory fees payable by the Investment Managers to each Sub-Advisor is set forth under the caption "Investment Advisory and Other Services" in the SAI.

Other Expenses. As used in connection with the Portfolios, "Other Expenses" includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-interested Trustees, and certain other miscellaneous items. Each Portfolio also will pay participating insurance companies an administrative services fee of between 0.07% and 0.10% of its average daily net assets on an annualized basis. Such administrative fees will compensate participating insurance companies for providing certain services to the beneficial shareholders of a Portfolio in lieu of the Trust, including the printing and mailing of fund prospectuses and shareholder reports.

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

Investments in the Portfolios are not guaranteed; investors may lose money by investing in a Portfolio. At any time, an investment in a mutual fund may be worth more or less than the price an investor originally paid for it. Investors may lose money by investing in a Portfolio because: (i) the value of the investments it owns changes, sometimes rapidly and unpredictably; (ii) the Portfolio is not successful in reaching its goal because of its strategy; or (iii) unforeseen occurrences in the securities markets negatively affect the Portfolio.

Set forth below is a description of the principal risks associated with an investment in each Portfolio.

Market Risk. Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably.

Selection Risk. Selection risk is the risk that the equity and fixed-income securities selected by a Sub-Advisor will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies.

Common and Preferred Stocks Risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Foreign Investment Risk. Each Portfolio may invest without limit in foreign securities. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

Currency risk. The value of securities denominated in non-U.S. currencies can be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information. As set forth above, no more than 25% of the total assets of the Emerging Markets Equity Portfolio may be denominated in a single foreign currency.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each Sub-Advisor devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments risk. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk. Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Emerging market risk. All of the above-referenced foreign investment risks may be more severe for investments in emerging market countries. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Liquidity Risk. The Global Real Estate Portfolio will execute its strategy of acquiring ownership interests in domestic or foreign commercial real estate through private investments in, for example, single member limited liability companies where the Global Real Estate Portfolio is the sole member, joint ventures, other equity-linked investments and mezzanine debt. All of these private real estate investments are expected to be illiquid. The Emerging Markets Equity Portfolio will emphasize investments in emerging market issuers. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Liquidity risk exists when particular investments are difficult to sell. Each Portfolio may not be able to sell these illiquid investments at the price at which they are valued by the Portfolio or at any price at any particular point in time. Investments in private real estate-related securities, non-U.S. investments (especially emerging markets investments), derivatives, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk. Each Portfolio may invest up to 15% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 15% of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Derivatives Risk. Each Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Each Portfolio may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

Derivatives are volatile and involve significant risks, including:

Credit Risk: The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolios.

Currency Risk: The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk: The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk: The risk that certain derivatives may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes a derivative is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a Sub-Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Hedging Risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as currency risk will depend on a number of factors, including prevailing market conditions, the composition of the Portfolio, and the availability of suitable hedging transactions. Accordingly, no assurance can be given that either Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

Credit Risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that debt securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

Interest Rate Risk. Each Portfolio will be subject to interest rate risk to the extent it invests in fixed-income securities. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Portfolio Turnover Risk. Each Sub-Advisor generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each Sub-Advisor may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the Sub-Advisor's investment strategies, and the Portfolios' availability as an underlying fund for investment by the Dynamic Asset Allocation Portfolios of the Trust and the SP Asset Allocation Portfolios of The Prudential Series Fund. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading and transaction-related costs associated with portfolio turnover may adversely affect the Portfolio's investment performance.

Set forth below is a description of certain additional principal risks associated with an investment in the Global Real Estate Portfolio.

Real Estate Risk. The Global Real Estate Portfolio may invest in REITs and real estate-linked derivative instruments. Such an emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Market Sector/Industry Concentration Risk. Funds that emphasize investments in a particular market sector or industry like real estate are subject to an additional risk factor because they are generally less diversified than most equity funds. Since the Global Real Estate Portfolio will concentrate its assets in the real estate industry, an investment in the Global Real Estate Portfolio will be closely linked to the performance of the real estate markets. As a result, the Global Real Estate Portfolio could experience sharp price declines when conditions are unfavorable in the real estate market sector. Property values may fall due to increasing vacancies or declining rents resulting from economic, demographic or legal developments. Other risks associated with investments in real estate-related entities include changes in availability of debt financing, incidence of taxes on real estate, changes in energy prices and other operating expenses, and changes in environmental laws and regulations. Litigation arising from environmental claims against a property, and the cost of any required remediation, may result in significant declines in a property's value. Also, insurance against certain natural disasters, such as earthquakes or floods, may be unavailable or available in amounts that are less than the full market value or replacement cost of a property. Real estate is subject to long-term cyclical trends that give rise to significant volatility in real estate values and capital flows.

Private Real Estate-Related Securities—Investments in Partnerships and Other Entities. The Global Real Estate Portfolio will execute its strategy of acquiring ownership interests in commercial real estate through investments in, for example, single member limited liability companies where the Global Real Estate Portfolio is the sole member, joint ventures, other equity-linked investments and mezzanine debt. Investments in joint ventures or other partnerships may involve risks not present in direct property investments, including, for example, the possibility that a co-venturer or partner of the Global Real Estate Portfolio might become bankrupt, or may at any time have economic or business interests or goals that are in conflict with those of the Global Real Estate Portfolio, or that such co-venturers or partners may be in a position to take action contrary to the objectives of the Global Real Estate Portfolio. In addition, the Global Real Estate Portfolio may be liable for actions of its co-venturers or partners. It may not be practicable or possible to completely review the qualifications, condition or suitability of prospective co-venturers or partners.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties. An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Non-Diversified Fund Risk. The Global Real Estate Portfolio is a non-diversified investment portfolio within the Trust. This means that the Global Real Estate Portfolio may invest more than 5% of its total assets in the securities of any one issuer. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Set forth below is a description of certain additional principal risks associated with an investment in the Emerging Markets Equity Portfolio.

"Junk Bond" Risk. The Emerging Markets Equity Portfolio may invest up to 20% of its assets in convertible debt securities that are not investment grade. These debt securities are often referred to as "junk bonds." Debt securities rated below investment grade are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of such obligations. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Value Style Risk. Certain stocks purchased by the Emerging Markets Equity Portfolio may be undervalued due to adverse economic conditions or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes.

Small Company Risk. As set forth above, the Emerging Markets Equity Portfolio may invest in securities of small and new companies. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Set forth below is a description of certain additional risks associated with an investment in each Portfolio.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Portfolio's assets can decline as can the value of income received by the Portfolio. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Borrowing or Leveraging Risk. Each Portfolio may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases, or for the clearance of securities transactions. Each Portfolio also may borrow for investment purposes. Borrowing may exaggerate changes in the net asset value of shares of a Portfolio and in the return on its portfolio. Borrowing will cost such portfolios interest expense and other fees. The costs of borrowing may reduce the investment return of a Portfolio. Certain derivative securities that a Portfolio may buy or other techniques that the Portfolio may use may create leverage, including, but not limited to, when-issued securities, forward commitments and futures contracts and options. To mitigate leveraging risk, an investment manager or sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if such portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of its securities.

HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS:

Purchasing Shares of the Portfolios

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this Prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Portfolio shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge in connection with the redemption of Portfolio shares. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Commission.

Frequent Purchases or Redemptions of Portfolio Shares

The Trust is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Trust Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds' investment performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Directors of the PI funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund's Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Trust to communicate in writing to each investing insurance company that the Trust expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Trust receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, an insurance company may be contacted to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the insurance company block a financial adviser or client from accessing the Trust. If necessary, the Trust may be removed from a particular insurance company's investment platform. In addition, the Trust has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the participating insurance companies agree to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust's frequent trading policies and procedures. The Trust also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the insurance companies to prevent such trading, there is no guarantee that the Trust or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Trust Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Trust Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust Portfolio shares on days when the NYSE is closed but the primary markets for a Trust Portfolio's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price Trust Portfolio shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Trust Portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Trust may use fair value pricing for a Trust Portfolio if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Trust Portfolio determines its NAV.

The Trust may also use fair value pricing with respect to a Trust Portfolio's U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Trust Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Managers (or the relevant Sub-Advisor) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Trust Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Trust Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Trust Portfolio's NAV, we will value the Trust Portfolio's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust Portfolio as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Trust Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. No assurance can be given, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Trust Portfolio's NAV by short-term traders.

The NAV for each of the Trust Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Trust Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Trust Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker. A Trust Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust Portfolio does not price its shares. Therefore, the value of a Trust Portfolio's assets may change on days when shareholders cannot purchase or redeem Trust Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Board has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Trust Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A Sub-Advisor will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Distributor

The Trust currently sells its shares only to insurance company separate accounts to fund variable annuity and variable life insurance contracts. The Trust has no principal underwriter or distributor.

OTHER INFORMATION:

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits will be "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the participating insurance companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners and variable annuity contract owners could conflict. The Trust will monitor the situation and in the event that a material conflict did develop, the Trust would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is described in the SAI and is available at www.prudentialannuities.com. The Trust will provide a full list of the securities held by each Portfolio at www.prudentialannuities.com, in accordance with those policies and procedures. The Trust will also file a list of securities held by each Portfolio with the Commission as of the end of each quarter. The Trust's quarterly portfolio holdings filings are available on the Commission's website at http://www.sec.gov.

FINANCIAL HIGHLIGHTS:

Because neither Portfolio had commenced operations as of the date of this Prospectus, no financial highlights data is provided.

APPENDIX I: DESCRIPTION OF CERTAIN DEBT SECURITIES RATINGS

Moody's Investors Service, Inc. (Moody's)

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation (Standard & Poor's)

AAA—Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated AA has a strong capacity to pay interest and repay principal, and differs from the highest rated issues only in a small degree.

A—Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C—Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

BB—Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B—Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC—Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, economic or financial conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC—The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C—The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI—The rating CI is reserved for income bonds on which no interest is being paid.

D—Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus ( – )—Ratings from AA to CCC may be modified by the addition of a plus of minus sign to show relative standing within the major rating categories.

Description of Certain Commercial Paper Ratings

Moody's

Prime-1—Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2—Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3—Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime—Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's

A-1—This highest category indicates that the degree of safety regarding time payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3—Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

B—Issues rated B are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

Mailing Address

Advanced Series Trust
One Corporate Drive
Shelton, CT 06484

Investment Managers

AST Investment Services, Incorporated
One Corporate Drive
Shelton, CT 06484

Sub-Advisors

Prudential Real Estate Investors (PREI®), a of division Prudential Investment Management, Inc. 8 Campus Drive Parsippany, NJ 07054	Parametric Portfolio Associates LLC 1151 Fairview Avenue North Seattle, WA 98109

Custodian

PFPC Trust Company
103 Bellevue Parkway
Wilmington, Delaware 19809

Administrator

Transfer and Shareholder Servicing Agent

PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Legal Counsel	Counsel to the Independent Trustees

Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Bell, Boyd & Lloyd LLC 70 West Madison Street Chicago, IL 60602

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 752-6342 or by writing to Advanced Series Trust at One Corporate Drive, Shelton, Connecticut 06484. Information relating to the Trust is available at www.prudentialannuities.com.

Additional information about the Portfolios is included in the SAI, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of each Portfolio during its last fiscal year. The SAI and copies of annual and semi-annual reports are available without charge by calling the above number.

Delivery of Prospectus and other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and wish to revoke this consent or otherwise would prefer to continue to receive your own copy, you should call 1-800-SKANDIA or write to "Advanced Series Trust, c/o Prudential Annuities Life Assurance Corporation." at P.O. Box 7038, Bridgeport, CT 06601-9642. The Trust will begin sending individual copies to you within thirty days of receipt of revocation.

The information in the Trust's filings with the Commission (including the SAI) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Trust is available on the EDGAR database on the Commission's Internet site at http://www.sec.gov.

Investment Company Act File No. 811-5186

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